QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Section 240.14a-12
VENTURE LENDING AND LEASING III, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VENTURE LENDING & LEASING III, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2001

To the Shareholders of Venture Lending & Leasing III, Inc.:

    An Annual Meeting of the Shareholders of Venture Lending & Leasing III, Inc. ("Fund III") will be held at 9:00 AM, Pacific time, on May 16, 2001, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

  1)
  Ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

  2)
  Electing the seven members of the Board of Directors of Fund III.

    Each shareholder that owned shares of a Fund on the close of business on April 10, 2001 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

                      By order of the Board of Directors of the Fund

                      RONALD W. SWENSON
                      Chairman of the Board of the Fund

April 20, 2001

If you plan to attend our meeting in person, please call Brian Best at (408) 436-8577

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it in the envelope provided.

VENTURE LENDING & LEASING III, INC.
2010 North First Street, Suite 310
San Jose, CA 95131

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 16, 2001

Introduction

    The Boards of Directors of Venture Lending & Leasing, III, Inc. ("Fund III") have issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of the Fund to be held at 9:00 AM, Pacific time, on May 16, 2001, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about April 11, 2001.

    On April 10, 2001, the record date for the Meeting ("Record Date"), there were 100,000 shares of Common Stock, $.01 par value ("Shares") of Fund III outstanding and entitled to vote. For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 13, 2001. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the relevant Fund in writing at the above address, or by attending the meeting and voting in person.

    If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to all Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

    A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to that Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the relevant Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

    Proposal 1 requires for approval a majority of all votes cast by the relevant Fund's shareholders at a meeting at which a quorum is present, and Proposal 2 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.

    Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13 (d) of the Securities Exchange Act of 1934 ("Exchange

Act"), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

    Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Funds, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Funds.

    The Annual Report for the Fund for its year ended December 31, 2000 has previously been delivered to the Fund's shareholder.

Proposal 1

  TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

    Arthur Andersen LLP, Suite 1100, 101 Second Street, San Franciscio, CA 94105-3601, has served Fund's independent auditors since its inception and has been selected to serve in this capacity for the Fund's current fiscal year by the Fund's Independent Directors. Arthur Andersen LLP has informed the Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisors or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

    Proposal 1 requires for approval, with respect to the Fund, the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

Election of Directors (Proposal 2)—General Matters

    All the nominees have consented to serve as directors of the Fund for which they have been nominated if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

    These nominees, if elected, will constitute the entire Boards of Directors of the Fund. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

    The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with that Fund's independent auditors and recommends the engagement of auditors. The Fund's Independent Directors each receive an annual fee from the Fund of $10,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors. The following table shows the compensation of the independent directors from Fund III during the period ended December 31, 2000:

Director	Compensation
J. Michael Egan	$6,000
Scott C. Malpass	$5,500
Michael G. McCaffery	—
Roger Smith	$5,500
Arthur Spinner	$5,000

Proposal 2

  TO ELECT SEVEN DIRECTORS OF FUND II

    Listed on the following page is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund II. Nominees who are "interested persons" are indicated by an asterisk.

Name and Position With Fund	Age	Director Since	Occupation During Past Five Years
J. Michael Egan	47	2000	President, Chief Executive Officer, Bluebird Development, L.L.C. since 1996; director of Venture Lending & Leasing, Inc. ("Fund I")
Salvador O. Gutierrez, Director and President*	57	2000
			President and Director; Senior Vice President, Westech Investment Advisors since 1994, and Senior Vice President, Western Technology Investment since 1987; director of Venture Lending & Leasing, Inc (Fund I) and Venture Lending & Leasing II (Fund II).
Scott C. Malpass, Director	38	2000
			Vice President for Finance and Chief Investment Officer, and other positions, with University of Notre Dame since 1988. Concurrent appointment as an Assistant Professor of Finance and Business Economics to the University's College of Business Administration. Director of Fund I.
Michael G. McCaffery	47	2000	President & CEO, Stanford Management Company since September, 2000. President & CEO, Robertson Stephens & Co. 1993-2000.
Roger V. Smith, Director	59	2000	Founder and President, Smith Venture Group (advisory services for venture capital companies) since 1994; director of Fund I.
Arthur Spinner, Director	51	2000
			Managing Partner, Spinner Asset Management since 1993; Chairman of the Board, Spinner Global Technology Fund since 1993; General Partner of Hambro International Equity Partners since 1981; Director, Rainifinity since 1998; director of Fund I.
Ronald W. Swenson, Director, Chairman and Chief Executive Officer*	56	2000	CEO and Director; President Westech Investment Advisors since 1994, and President and Director, Western Technology since 1980; director of Funds I and II.

    During the year ended December 31, 2000, the Board of Fund III met two times and the Audit Committee met once.

AUDIT COMMITTEE REPORT

    The Audit Committee is composed of the five "independent" (as defined in the listing standards of the National Association of Security Dealers) members of the Board of Directors. The Company's Board of Directors adopted a written charter for the Audit Committee which is attached as an appendix to this Proxy Statement. The members of the audit committee include directors Smith, Egan, Spinner, McCaffery, and Malpass. The audit committee reviewed and discussed with management the Company's audited financial statements as of and for the period from May 19, 2000 (Commencement of Operations) through December 31, 2000. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants' independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with Arthur Andersen LLP's independence in performing financial audit services.

    Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the period from May 19, 2000 (Commencement of Operations) through December 31, 2000 for filing with the Commission. The Audit Committee also recommends the selection of Arthur Andersen LLP to serve as independent accountant for the year ending December 31, 2001.

Audit Committee

Roger Smith
J. Michael Egan
Arthur C. Spinner
Michael G. McCaffery
Scott C. Malpass

Other Information

    Managers.  Fund III is a party to a Management Agreement dated as of May 19, 2000 between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. The Management Agreement was last approved by the relevant Fund's Board of Directors at a meeting held on May 15, 2000. During the Fund's year ending December 31, 2000, the following compensation was paid to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management Agreement:

Management Fee
$2,590,973

    Auditors.  Arthur Andersen LLP serves as the Fund's auditors. The audit committee has considered the independence of the auditors, and has concluded that the auditor's provision of non-audit services is compatible with maintaining auditor independence. During the Fund's year ending December 31, 2000 the following compensation was paid to the fund's auditors.

Auditor Compensation
Audit Fee	$17,000
All Other Fees	$12,275

    Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

    Siguler Guff Advisers, the advisor to the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

    Executive Officers of the Fund; Advisory Director.  The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez.

Name and Position With Fund	Age	Principal Occupation and Business History
George W. Siguler, Advisory Director c/o Siguler Guff Advisers Rockefeller Center 630 Fifth Avenue, 16th Floor New York, NY 10111	52	Managing Director, Siguler Guff Advisers and affiliates since 1995 Director, NovaCare Inc.
Brian R. Best, Vice President, Chief Financial Officer and Secretary c/o Westech Investment Advisors 2010 North First Street, Suite 310, San Jose, CA 95131	34	Various positions with Westech Investment Advisors since 1997; Director of Finance and Administration for Decisis Corporation (start-up software company) from 1995 to 1996.
Donald P. Spencer, Assistant Secretary c/o Siguler Guff Advisers Rockefeller Center 630 Fifth Avenue, 16th Floor New York, NY 10111	44	Managing Director, Siguler Guff Advisers and affiliates since 1995.

    The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler is the sole Advisory Director of the Fund.

    Annual Reports.  The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

    Submission of Shareholder Proposals.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2002.

    Other Matters to Come Before the Meeting.  The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

April 20, 2001

ANNEX A

Beneficial Ownership of Fund Shares

Beneficial Owners of More Than 5% of the Fund I's Shares as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing III, LLC	100,000; 100%

*
Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Beneficial Ownership of Fund III Shares by Fund Directors and Executive Officers on April 10, 2001

    No director or executive officer of Fund III owns in excess of 1% of the Shares outstanding.

APPENDIX A

VENTURE LENDING & LEASING, INC.
VENTURE LENDING & LEASING II, INC.
VENTURE LENDING & LEASING III, INC.

CHARTER OF THE AUDIT COMMITTEES

Organization

    There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of those directors who are independent of the management of the Fund and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All such directors shall be "independent directors," as defined under the Investment Company Act of 1940.

Statement of Policy

    The audit committee shall provide assistance to the Fund's directors in fulfilling their responsibility to the shareholders relating to corporate accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Fund.

Responsibilities and Processes

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of directors and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Fund are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the audit committee will:

  •
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Fund and its divisions and subsidiaries.

  •
  Meet with the independent auditors and financial management of the Fund to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors, and the Fund's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Fund, and bring out any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are

A-1

    satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  •
  Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of the management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Review accounting and financial human resources within the company.

  •
  Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

A-2

PROXY

Venture Lending & Leasing III, Inc.
Annual Meeting of Shareholders—May 16, 2001

    The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing III, Inc.

    Please sign and date this proxy and return it in the enclosed envelope to Western Technology Investment, 2010 No. First Street, Suite 310, San Jose, California 95131.

    Please indicate your vote by an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each of the proposals below.

Ratification of the selection of Arthur Andersen LLP as the Fund's independent auditors	FOR / /	WITHHOLD / /

Election of J. Michael Egan, Salvador O. Gutierrez, Scott C. Malpass, Michael G. McCaffery, Roger V. Smith, Arthur C. Spinner, and Ronald W. Swenson as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)	FOR / /	AGAINST / /

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

(Signature of Shareholder; indicate name and title below if applicable)
Dated	_____________, 2001

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2001
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS May 16, 2001
Beneficial Ownership of Fund Shares
CHARTER OF THE AUDIT COMMITTEES
PROXY